UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2012

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

As previously disclosed, Cardinal Financial Corporation (the “Company”) was advised by letter dated July 1, 2011 that the U.S. Department of Justice (the “DOJ”) was prepared to file suit alleging that Cardinal Bank and George Mason Mortgage, LLC had violated the Fair Housing Act (the “FHA”) and Equal Credit Opportunity Act (the “ECOA”).

The Company disclosed today that it was informed by letter dated May 11, 2012, that the DOJ has determined that it will not file a lawsuit at this time alleging that Cardinal Bank or George Mason Mortgage, LLC violated either the FHA or the ECOA.  No further action on this matter is required by the Company and there were no requirements or effect on the Company associated with the resolution of this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: May 14, 2012	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Senior Vice President and Chief Accounting Officer